THE NEVIS FUND, INC.

                   Supplement dated September 16, 2004 to the
                       Prospectus dated September 25, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT REPLACES INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

         The second footnote to the bar chart and performance table on page 4 of the Prospectus has been deleted and replaced with the following:

          + The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, investing in technology, science and small capitalization companies entails specific risks, including increased volatility and above average price fluctuations. For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first-day realized and unrealized gains from initial public offerings. See page 15 "Financial Highlights." These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




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